                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                    -----------

                                     FORM 8 - K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                        Securities and Exchange Act of 1934

 Date of Report (Date of earliest event reported)       MARCH 31, 1998
                                                        --------------

                MENLO ACQUISITION CORP. FDBA FOCUS SURGERY, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                DELAWARE                      0-22136           77-0332937
--------------------------------------------------------------------------------
    (State or other jurisdiction of      (Commission File     (IRS Employer
             incorporation)                   Number)      Identification No.)

   113 TYNAN WAY, PORTOLA VALLEY, CA                      94028
--------------------------------------------------------------------------------
     (Address of principal executive                    (Zip Code)
                offices)

 Registrant's telephone number, including area code       (415) 529-0730
                                                          --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland division ("Bankruptcy Court") pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

     The Registrant made a cash distribution of $267,218 to unsecured creditors in February 1998. It is unclear at this time whether any funds will be available for distribution to the shareholders. The Registrant plans to file a Plan of Reorganization and Disclosure Statement with the bankruptcy court in the near future.

     As directed by the Bankruptcy Court in a hearing taking place on May 6, 1998, the Registrant will no longer file monthly operating reports with the United States Bankruptcy Court.

Item 7. Financial Statements and Exhibits

 Exhibit No.                             Description

 99.27 Summary of Financial Status of the Registrant for the month ended March 1998, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                               -------------------------------------------------
                                                 (Registrant)


 Date: May 8, 1998             By:       /s/ RICK REDETT
                                      ------------------------------------------
                               Name:   Rick Redett
                               Title:  President and Chief Executive Officer